AUGUST 9, 2017

SUPPLEMENT TO

Hartford Multifactor Developed Markets (ex-US) ETF

Hartford Multifactor Emerging Markets ETF

Hartford Multifactor US Equity ETF

Hartford Multifactor Global Small Cap ETF

Hartford Multifactor REIT ETF

(SERIES OF LATTICE STRATEGIES TRUST)

PROSPECTUS

DATED FEBRUARY 1, 2017, AS SUPPLEMENTED TO DATE

Hartford Multifactor Developed Markets (ex-US) ETF

SUMMARY PROSPECTUS

DATED MAY 11, 2017

This Supplement contains new and additional information and should be read in connection with your Prospectus and Summary Prospectus.

Effective immediately, the Prospectus and Summary Prospectus will be revised as follows:

1.              Under the heading “FUND SUMMARIES – PURCHASE AND SALE OF FUND SHARES” in the Prospectus and the heading “PURCHASE AND SALE OF FUND SHARES” in the Summary Prospectus for Hartford Multifactor Developed Markets (ex-US) ETF, the fourth sentence is deleted and replaced with the following:

The Fund will only issue or redeem Shares that have been aggregated into blocks of 50,000 Shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

HV-7338ETF	August 2017